              --------------------------------------------------

                                GE CONTRA FUND

              --------------------------------------------------

                     ANNUAL REPORT  |  SEPTEMBER 30, 2002



                                  [LOGO OF GE]

                                  GE PRIVATE
                         ASSET MANAGEMENT FUNDS, INC.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder,
I am pleased to provide the annual report for the GE Contra Fund ("Contra Fund"), formerly known as Centurion U.S. Contra Fund, for the fiscal year ended September 30, 2002. In this letter, I summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Contra Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
In connection with the acquisition of the Fund's investment manager ("Manager") and its affiliates by GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company, during this fiscal period, the Manager's name changed from Centurion Trust Company to GE Financial Trust Company.

Performance Review
For the year ended September 30, 2002, Contra Fund returned 95.70%. In comparison, the S&P 500 Index/1/ returned negative 20.47% for the same period. As described below, the value of an investment in the Contra Fund is designed to increase during times when the U.S. Equity Benchmark (defined below) is decreasing. That is why the Contra Fund performed as it did for this fiscal period. During periods when the U.S. Equity Benchmark is increasing, the value of an investment in the Contra Fund should decrease.

Investment Strategy
The Contra Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with the Manager (the "U.S. Equity Benchmark"). This investment goal may be changed by the Board of Directors without shareholder approval.

The Manager instructs Credit Suisse Asset Management, LLC ("CSAM"), the Contra Fund's sub-adviser, to design a portfolio to serve as a counterbalance for the U.S. Equity Benchmark. CSAM then uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the U.S. Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Contra Fund generally may increase when the value of the U.S. Equity Benchmark

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


1 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders declines beyond predetermined levels. Conversely, when the value of the U.S. Equity Benchmark increases, the value of your investment in the Contra Fund generally will decrease.

The Manager and CSAM currently intend to pursue the Contra Fund's investment goal, regardless of market conditions.

Fund and Market Overview
This has been a very difficult year for the stock markets, as virtually all major equity indices dropped to their lowest levels in several years, which has proven beneficial to the Fund given its contrary investment objective. Unless the stock markets dramatically rally by year-end, we believe it's possible that many major equity indices may finish the calendar year down for the third year in a row. Such an occurrence of consecutive retreats has not happened in over sixty years.

This reporting period commenced several weeks after the tragic terrorist attacks of September 11, 2001. During the Contra Fund's first fiscal quarter of the period (final calendar quarter of 2001), the Federal Open Market Committee ("FOMC")/2/ continued to lower its target on the short-term federal funds rate ("Fed Funds Rate")/3/ in an effort to stimulate the U.S. economy. The FOMC dropped its Fed Funds Rate target to 1.75% -- a 40-year low -- at its December 11, 2001 meeting. (The FOMC has not reduced its target since that time.)

During the year, the stock markets continued to be pressured by slow earnings growth and negative earnings surprises. Corporate earnings reports for the second calendar quarter of 2002, which were released in early August, showed that corporate profits generally have remained weak. The period after Labor Day is usually a time when many investment conferences are held in which companies discuss their outlooks for both the short and long term. As we observe the release of earnings for the third calendar quarter, the view of consensus estimates thus far is that a meaningful turnaround in corporate profits (particularly in the technology sector) may not occur until early next year.

Given the concerns challenging the markets (i.e., issues regarding terrorist attacks, corporate accounting/financial reporting scandals, questions regarding the adequacy of accounting standards, the decline in the U.S. dollar and stock losses), market sentiment recently has been very negative.

--------
2The FOMC is the policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


2 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

Fund and Market Outlook
While the domestic economic outlook remains exceedingly difficult to discern, with substantial uncertainties still abounding, including our domestic security and a potential conflict with Iraq, we anticipate market volatility going forward. As detailed in the Fund's investment strategy, we intend to pursue the Contra Fund's investment goal, regardless of market conditions.

Thank you for your investment in the GE Contra Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Bethann C. Roberts
Bethann C. Roberts
President and Chief Executive Officer

October 30, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Furthermore, there is no assurance that certain securities will remain in or out of the Contra Fund or that the allocation of the Contra Fund's assets in various securities will remain the same. Please refer to page 6 for a list and percentage breakdown of the Contra Fund's holdings. Also, please note that any discussion of the Contra Fund's holdings, the Fund's performance and the portfolio manager's views are as of September 30, 2002 and are subject to change.



3 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

                              GE CONTRA FUND/(1)/


 HISTORICAL PERFORMANCE



                     Net Asset Value
                    -----------------
                    Beginning   End    Income   Capital Gain    Total
Year Ended           of Year  of Year Dividends Distributions Returns+*
------------------------------------------------------------------------
9/30/02              $50.35   $51.35    $0.00      $16.93       95.70%
------------------------------------------------------------------------
9/30/01               10.86    50.35     0.13        0.01      366.57
------------------------------------------------------------------------
9/30/00               22.65    10.86     0.66        0.00      (49.75)
------------------------------------------------------------------------
12/7/98** - 9/30/99   30.00    22.65     0.00        0.00      (24.50)++
------------------------------------------------------------------------
Total                                   $0.79      $16.94
------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+*

Year Ended 9/30/02                       95.70%
----------------------------------------------
12/7/98** through 9/30/02                38.52
----------------------------------------------

 CUMULATIVE TOTAL RETURN+*

12/7/98** through 9/30/02                246.44%
-----------------------------------------------
(1) On December 18, 2000, the Portfolio's shares were adjusted to reflect a 1 for 3 reverse stock split.
 +  Assumes the reinvestment of all dividends and capital gain distributions.
 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
**  Commencement of operations.


4 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
                       GE Contra Fund vs. S&P 500 Index+

--------------------------------------------------------------------------------

                        December 1998 -- September 2002

                                    [CHART]



             GE Contra Fund     S&P 500 Index
             --------------     -------------
  12/7/98       $10,000           $10,000
     3/99         8,250            10,498
     9/99         7,550            10,537
     3/00         3,847            12,381
     9/00         3,794            11,935
     3/01        11,145             9,698
     9/01        17,703             7,118
     3/02         9,762             7,900
  9/30/02        34,644             5,661



+Hypothetical illustration of $10,000 invested in shares of the Portfolio on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


5 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                      SEPTEMBER 30, 2002



   FACE
  AMOUNT                                SECURITY                                VALUE
-----------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 2.7%
$ 4,515,000 U.S. Treasury Bills, 3.312% due 2/13/03 (Cost -- $4,488,146)     $  4,488,146
-----------------------------------------------------------------------------------------

 CONTRACTS                              SECURITY                                VALUE
-----------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 79.0%
      3,575 S&P 500 Index, Put @ 1,025, Expire 12/02+                          75,521,875
        845 S&P 500 Index, Put @ 1,100, Expire 12/02+                          24,036,025
        195 S&P 500 Index, Put @ 1,175, Expire 12/02+                           6,993,675
        455 S&P 500 Index, Put @ 1,350, Expire 12/02+                          24,244,675
-----------------------------------------------------------------------------------------
            TOTAL PURCHASED OPTIONS
            (Cost -- $25,807,860)                                             130,796,250
-----------------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $30,296,006)                                             135,284,396
-----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                                VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.3%
$30,254,000 State Street Bank and Trust Co., 1.750% due 10/1/02; Proceeds at
             maturity -- $30,255,471; (Fully collateralized by U.S. Treasury
             Bonds, 6.250% due 8/15/23; Market value -- $30,605,513)
             (Cost -- $30,254,000)                                             30,254,000
-----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $60,550,006*)                                           $165,538,396
-----------------------------------------------------------------------------------------

+ Security has been segregated as collateral for open futures contracts commitments.
* Aggregate cost for Federal income tax purposes is $165,538,396.


                      See Notes to Financial Statements.



6 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 2002


ASSETS:
  Investments, at value (Cost -- $30,296,006)                       $135,284,396
  Repurchase agreement, at value (Cost -- $30,254,000)                30,254,000
  Cash                                                                       513
  Receivable from broker -- variation margin                             651,475
  Receivable for Fund shares sold                                         14,267
  Dividends and interest receivable                                        1,471
--------------------------------------------------------------------------------
  Total Assets                                                       166,206,122
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                      156,936
  Management fee payable                                                 130,992
  Administration fee payable                                              18,068
  Accrued expenses                                                        18,034
--------------------------------------------------------------------------------
  Total Liabilities                                                      324,030
--------------------------------------------------------------------------------
Total Net Assets                                                    $165,882,092
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital stock                                        $      3,231
  Capital paid in excess of par value                                103,843,219
  Accumulated net realized loss from futures contracts and options   (48,526,212)
  Net unrealized appreciation of investments and futures contracts   110,561,854
--------------------------------------------------------------------------------
Total Net Assets                                                    $165,882,092
--------------------------------------------------------------------------------
Shares Outstanding                                                     3,230,734
--------------------------------------------------------------------------------
Net Asset Value, per share                                                $51.35
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


7 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                   FOR THE YEAR ENDED SEPTEMBER 30, 2002

      INVESTMENT INCOME:
        Interest                                             $    457,727
      --------------------------------------------------------------------
      EXPENSES:
        Management fee (Note 2)                                   948,054
        Administration fee (Note 2)                               157,993
        Audit and legal                                            53,408
        Insurance                                                  45,027
        Shareholder communications                                 35,189
        Directors' fees                                            30,134
        Registration fees                                          24,637
        Shareholder and system servicing fees                      16,544
        Consulting fee (Note 2)                                     7,044
        Custody                                                       606
        Other                                                      37,790
      --------------------------------------------------------------------
        Total Expenses                                          1,356,426
      --------------------------------------------------------------------
      Net Investment Loss                                        (898,699)
      --------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
      FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5 AND 6):
        Realized Gain From:
         Futures contracts                                      6,184,866
         Options purchased                                     14,401,680
      --------------------------------------------------------------------
        Net Realized Gain                                      20,586,546
      --------------------------------------------------------------------
       Change in Net Unrealized Appreciation of Investments
       and Futures Contracts:
         Beginning of year                                     50,286,893
         End of year                                          110,561,854
      --------------------------------------------------------------------
        Increase in Net Unrealized Appreciation                60,274,961
      --------------------------------------------------------------------
      Net Gain on Investments, Futures Contracts and Options   80,861,507
      --------------------------------------------------------------------
      Increase in Net Assets From Operations                 $ 79,962,808
      --------------------------------------------------------------------


                      See Notes to Financial Statements.


8 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



                                              For the Years Ended September 30,

                                                        2002          2001
 ------------------------------------------------------------------------------
 OPERATIONS:
  Net investment loss                               $   (898,699) $   (188,285)
  Net realized gain                                   20,586,546    31,695,382
  Increase in net unrealized appreciation             60,274,961    46,430,913
 -----------------------------------------------------------------------------
  Increase in Net Assets From Operations              79,962,808    77,938,010
 -----------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       --      (301,431)
  Net realized gains                                 (32,232,012)      (23,744)
 -----------------------------------------------------------------------------
  Decrease in Net Assets From Distributions
    to Shareholders                                  (32,232,012)     (325,175)
 -----------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                    37,100,400    17,617,751
  Net asset value of shares issued for
    reinvestment of dividends                         32,232,012       325,175
  Cost of shares reacquired                          (45,188,095)  (26,737,012)
 -----------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
    Share Transactions                                24,144,317    (8,794,086)
 -----------------------------------------------------------------------------
 Increase in Net Assets                               71,875,113    68,818,749

 NET ASSETS:
  Beginning of year                                   94,006,979    25,188,230
 -----------------------------------------------------------------------------
  End of year                                       $165,882,092  $ 94,006,979
 -----------------------------------------------------------------------------


                      See Notes to Financial Statements.


9 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The GE Contra Fund ("Portfolio"), formerly known as Centurion U.S. Contra Fund, a separate investment fund of the GE Private Asset Management Funds, Inc. ("Fund"), formerly known as Centurion Funds, Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $32,834,918 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and ( j ) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement, Administration Agreement and Other Transactions

GE Financial Trust Company ("Manager"), formerly known as Centurion Trust Company, acts as the Portfolio's investment manager. The Portfolio pays the


10 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

Manager a management fee calculated at an annual rate of 1.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets or a minimum of $50,000 depending upon which amount is greater. This fee is calculated daily and paid monthly.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, through its Consulting Group, received a fee for consulting services at an annual rate of 0.05% of the average daily net assets. This fee was calculated daily and paid monthly. Effective December 6, 2001, the Fund terminated the consulting ser-vices provided by SSB.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the sub-advisory agreement, the sub-adviser is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. The Manager pays CSAM a sub-advisory fee of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

3. Investments

During the year ended September 30, 2002, there was no security purchase or sale activity.

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

    -----------------------------------------------------------------------
    Gross unrealized appreciation                                        $ 0
    Gross unrealized depreciation                                         --
    -----------------------------------------------------------------------
    Net unrealized appreciation                                          $ 0
    -----------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an


11 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders agreed-upon higher repurchase price. The Portfolio requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities or cash equal to the initial margin amount are segregated by the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract.

The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Portfolio had the following open futures contracts:

                      # of                  Basis      Market    Unrealized
                    Contracts Expiration    Value      Value        Gain
    -----------------------------------------------------------------------
    Sold Contracts:
    S&P 500 Index      253      12/02    $57,122,214 $51,548,750 $5,573,464
    -----------------------------------------------------------------------

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represents investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the


12 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2002, the Portfolio held purchased put options with a total cost of $25,807,860.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2002, the Portfolio did not enter into any written call or put option contracts.

7. Reverse Stock Split

The Portfolio's shares have been adjusted to reflect a 1 for 3 reverse stock split which became effective December 18, 2000. The effect of the reverse stock split was to reduce the number of shares outstanding of the Portfolio while maintaining the Portfolio's and each shareholder's aggregate net asset value.

---------------------------------------------------------------------------------------
Net asset value before the split: $ 6.38 Shares outstanding before the split: 7,117,954
---------------------------------------------------------------------------------------
Net asset value after the split:   19.14 Shares outstanding after the split:  2,372,651
---------------------------------------------------------------------------------------


13 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

8. Shares of Capital Stock

At September 30, 2002, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of the Portfolio were as follows:

                                                           Year Ended         Year Ended
                                                       September 30, 2002 September 30, 2001
--------------------------------------------------------------------------------------------
Shares sold                                                 1,462,718          1,269,662
Shares issued on reinvestment                               1,749,838             15,103
Net share reduction due to 1 for 3 reverse stock split             --         (4,745,303)
Shares reacquired                                          (1,848,933)        (1,624,410)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)                                     1,363,623         (5,084,948)
--------------------------------------------------------------------------------------------


14 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

GE CONTRA FUND/(1)/                        2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $50.35   $10.86    $22.65      $30.00
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(4)/           (0.31)   (0.09)     0.27        0.51
  Net realized and unrealized gain (loss)     18.24    39.72    (11.40)      (7.86)
------------------------------------------------------------------------------------
Total Income (Loss) From Operations           17.93    39.63    (11.13)      (7.35)
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --    (0.13)    (0.66)         --
  Net realized gains                         (16.93)   (0.01)       --          --
------------------------------------------------------------------------------------
Total Distributions                          (16.93)   (0.14)    (0.66)         --
------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $51.35   $50.35    $10.86      $22.65
------------------------------------------------------------------------------------
Total Return                                  95.70%  366.57%   (49.75)%    (24.50)%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $165,882  $94,007   $25,188     $28,593
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)(5)/                             1.72%    1.71%     1.50%       1.50%+
  Net investment income (loss)                (1.14)   (0.39)     2.17        2.57+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%       0%        0%          0%
------------------------------------------------------------------------------------

(1) Effective December 18, 2000, per share amounts were restated to reflect a 1 for 3 reverse stock split.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
(4) The manager has waived a portion of its fees for the year ended September 30, 2000 and the period from December 7, 1998 (commencement of operations) to September 30, 1999. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                              Per Share Decreases to   Expense Ratios
                              Net Investment Income  Without Fee Waiver
                              ---------------------- ------------------
         2000                         $0.02                 2.00%
         1999                          0.03                 2.02+

(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

15 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
GE Private Asset Management Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GE Contra Fund ("Portfolio"), formerly known as Centurion U.S. Contra Fund, of GE Private Asset Management Funds, Inc. ("Fund"), formerly known as Centurion Funds, Inc., as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from December 7, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, and the financial position of the Portfolio of the Fund as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from December 7, 1998 to September 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

                                              /s/ KPMG LLP

New York, New York
November 13, 2002


16 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)


The Annual Meeting of the Shareholders of the GE Contra Fund, formerly known as Centurion U.S. Contra Fund, was held on December 6, 2001 for the purpose of voting on the following matters:

Proposal 1:

Approval of a New Investment Management Agreement

To approve a new investment management agreement as it relates to GE Contra
Fund permitting GE Financial Trust Company to continue as investment manager under the terms and conditions substantially identical to the current agreement.

                                                                  Percentage
     Shares   Percentage of    Shares     Percentage of  Shares   of Shares
    Voted For Shares Voted  Voted Against Shares Voted  Abstained Abstained
    ------------------------------------------------------------------------
     959,828      90.35%        7,275         0.69%      95,199      8.96%
    ------------------------------------------------------------------------

Proposal 2:

Approval of a New Investment Sub-Advisory Agreement

To approve a new investment sub-advisory agreement as it relates to the Portfolio permitting Credit Suisse Asset Management, LLC to continue as investment sub-adviser under the terms and conditions substantially identical to the current agreement.

                                                                  Percentage
     Shares   Percentage of    Shares     Percentage of  Shares   of Shares
    Voted For Shares Voted  Voted Against Shares Voted  Abstained Abstained
    ------------------------------------------------------------------------
     953,955      89.80%       12,170         1.15%      96,177      9.05%
    ------------------------------------------------------------------------

Proposal 3:

Election of Directors

To elect four Directors to the Board of Directors of GE Private Asset Management Funds, Inc.:

                           Shares   Percentage of  Shares   Percentage of
      Name                Voted For Shares Voted  Withheld Shares Withheld
      --------------------------------------------------------------------
      Michael J. Cosgrove 1,031,832     97.13%     30,470       2.87%
      John R. Constantino 1,031,653     97.11      30,649       2.89
      William J. Lucas    1,031,794     97.13      30,508       2.87
      Robert P. Quinn     1,031,293     97.08      31,009       2.92
      --------------------------------------------------------------------


17 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Executive Officers

The business and affairs of the GE Contra Fund ("Portfolio"), formerly known as Centurion U.S. Contra Fund, are managed under the direction of the GE Private Asset Management Funds, Inc.'s ("Fund"), formerly known as Centurion Funds, Inc., Board of Directors. Information pertaining to the Directors and Executive Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent.

                                                                    Number of
                                                                    Portfolios
                                     Term                            in Fund
                                  of Office*       Principal         Complex          Other
                      Position(s) and Length     Occupation(s)       Overseen     Directorships
                       Held with   of Time        During Past           by           Held by
Name, Address and Age    Fund       Served        Five Years         Director       Director
---------------------------------------------------------------------------------------------------
Non-Interested Directors:

 John R. Constantino   Director     Since    Managing Director          55     GE Institutional
 GE Asset Management                2001     of Walden Partners,               Funds; GE
   ("GEAM")                                  Ltd.                              LifeStyle Funds;
 3003 Summer Street                                                            GE Investments
 Stamford, CT 06905                                                            Funds, Inc.
 Age 56

 William J. Lucas      Director     Since    Vice President and         55     GE Institutional
 GEAM                               2001     Treasurer of Fairfield            Funds; GE
 3003 Summer Street                          University                        LifeStyle Funds;
 Stamford, CT 06905                                                            GE Investments
 Age 55                                                                        Funds, Inc.

 Robert P. Quinn       Director     Since    Retired                    55     GP Financial
 GEAM                               2001                                       Corp., holding
 3003 Summer Street                                                            company; The
 Stamford, CT 06905                                                            Greenpoint Savings
 Age 66                                                                        Bank; GE
                                                                               Institutional Funds;
                                                                               GE LifeStyle
                                                                               Funds; GE
                                                                               Investments Funds,
                                                                               Inc.

--------
*Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


18 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

                                                                   Number of
                                                                   Portfolios
                                     Term                           in Fund
                                  of Office*       Principal        Complex          Other
                      Position(s) and Length     Occupation(s)      Overseen     Directorships
                       Held with   of Time        During Past          by           Held by
Name, Address and Age    Fund       Served        Five Years        Director       Director
--------------------------------------------------------------------------------------------------
Interested Directors:

Michael J. Cosgrove    Chairman     Since    President of GE           63     Chairman, Chief
GEAM                                2001     Asset Management                 Executive Officer
3003 Summer Street                           Services division of             and President of
Stamford, CT 06905                           GE Financial                     GE Investment
Age 53                                       Assurance Holdings,              Distributors, Inc.;
                                             Inc., an indirect                Chairman and
                                             wholly-owned                     Chief Executive
                                             subsidiary of General            Officer of GE
                                             Electric Company                 Retirement
                                             ("GE"); Vice                     Services, Inc.;
                                             President of GE                  Chairman and
                                             Capital Corporation,             President of GE
                                             an indirect wholly-              Institutional Funds,
                                             owned subsidiary of              GE LifeStyle Funds
                                             GE; Executive Vice               and GE
                                             President of Mutual              Investments Funds,
                                             Funds of GEAM, a                 Inc.; Trustee of
                                             wholly-owned                     Elfun Funds, GE
                                             subsidiary of GE that            Savings & Security
                                             is registered as an              Funds and GE
                                             investment adviser               Pension Trust;
                                             under the                        Director of GE
                                             Investment Advisers              Private Asset
                                             Act of 1940, as                  Management Inc.
                                             amended; Director                ("GEPAM"),
                                             of GEAM; Chief                   Centurion Capital
                                             Executive Officer of             Group Inc., GE
                                             the Fund from                    Financial Trust
                                             2001-2002                        Company,
                                                                              Centurion
                                                                              Financial Advisers
                                                                              Inc., Centurion-
                                                                              Hinds Investment
                                                                              Management Corp.
                                                                              and Centurion-
                                                                              Hesse Investment
                                                                              Management Corp.

--------
*Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


19 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

                                                                   Number of
                                                                   Portfolios
                                      Term                          in Fund
                                   of Office*      Principal        Complex       Other
                       Position(s) and Length    Occupation(s)      Overseen  Directorships
                        Held with   of Time       During Past          by        Held by
Name, Address and Age     Fund       Served       Five Years        Director    Director
-------------------------------------------------------------------------------------------
Executive Officers:

Bethann C. Roberts     President/    Since    Chairman, Chief         N/A          N/A
GEPAM                  Chief         2002     Executive Officer
15233 Ventura Blvd.    Executive              and President of
Sherman Oaks, CA 91403 Officer                GEPAM and GE
Age 43                                        Financial Trust
                                              Company; Senior
                                              Vice President of
                                              Retirement Income
                                              Services, GE Life
                                              and Annuity
                                              Assurance Company;
                                              Senior Vice
                                              President of
                                              Securities Brokerage
                                              Services, GE Life
                                              and Annuity
                                              Assurance Company
                                              from 1999-2000;
                                              Senior Vice
                                              President of GE
                                              Capital Commerical
                                              Real Estate from
                                              1997-1998; Chief
                                              Executive Officer of
                                              GE Capital
                                              Mortgage Services
                                              from 1996-1997



--------
*Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


20 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

                                                                         Number of
                                                                         Portfolios
                                            Term                          in Fund
                                         of Office*      Principal        Complex       Other
                             Position(s) and Length    Occupation(s)      Overseen  Directorships
                              Held with   of Time       During Past          by        Held by
Name, Address and Age           Fund       Served       Five Years        Director    Director
-------------------------------------------------------------------------------------------------

Gerald Dipoto                Executive     Since    President of            N/A          N/A
GEPAM                        Vice          2002     Centurion Trust
2425 East Camelback Road     President              Company since
Suite 530                                           1997; Executive
Phoenix, AZ 85016-4200                              Vice President of
Age 54                                              Sales, Marketing and
                                                    Relationship
                                                    Management at
                                                    Investors Fiduciary
                                                    Trust Company
                                                    from 1987-1997;
                                                    Former Chairman
                                                    and Director of
                                                    Centurion Funds,
                                                    Inc.

Ron Link                     Treasurer     Since    Audit Firm of           N/A          N/A
GEPAM                                      1999     KFMR Katz Ferraro
2425 East Camelback Road                            McMurtry PC
Suite 530
Phoenix, AZ 85016-4200
Age 38

Richard L. Peteka            Controller    Since    Director and Head       N/A          N/A
Salomon Smith Barney Inc.                  2002     of Internal Control
125 Broad Street, 11th Floor                        for Citigroup Asset
New York, NY 10004                                  Management U.S.
Age 41                                              Mutual Fund
                                                    Administration from
                                                    1999-2002; Vice
                                                    President, Head of
                                                    Mutual Fund
                                                    Administration and
                                                    Treasurer at
                                                    Oppenheimer
                                                    Capital from
                                                    1996-1999

--------
*Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


21 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

                                                                 Number of
                                                                 Portfolios
                                     Term                         in Fund
                                  of Office*      Principal       Complex       Other
                      Position(s) and Length    Occupation(s)     Overseen  Directorships
                       Held with   of Time       During Past         by        Held by
Name, Address and Age    Fund       Served       Five Years       Director    Director
-----------------------------------------------------------------------------------------

 Matthew J. Simpson    Secretary    Since    Senior Vice            N/A          N/A
 GEAM                               2002     President and
 3003 Summer Street                          General Counsel of
 Stamford, CT 06905                          Asset Management
 Age 41                                      Services at GEAM;
                                             Senior Vice
                                             President and
                                             General Counsel of
                                             GEAM; Secretary of
                                             GE Institutional
                                             Funds, GE LifeStyle
                                             Funds and GE
                                             Investments Funds,
                                             Inc.; Assistant
                                             Secretary of Elfun
                                             Funds and GE
                                             Savings & Security
                                             Funds; Vice
                                             President and
                                             Associate General
                                             Counsel of GEAM
                                             from 1992-1997



--------
*Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


22 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Portfolio hereby designates for the fiscal year ended September 30, 2002:
   . Total long-term capital gain distributions paid of $40,873,757.


23 GE Private Asset Management Funds, Inc. | 2002 Annual Report to Shareholders

  GE Private Asset Management Funds, Inc.




  This report is submitted for the general information of the shareholders of the GE Private Asset Management Funds, Inc. -- GE Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  201 Merritt 7
  P.O. Box 4800
  Norwalk, CT 06856-4800

  GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
  2425 East Camelback Road
  Suite 530
  Phoenix, AZ 85016-4200






 GECONT 9/02
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